Supplement to the currently effective prospectus of each of the listed funds:

Scudder Cash Investment Trust              Investors Municipal Cash Fund
Scudder Money Market Series                    Investors Florida Municipal Cash Fund
Scudder Tax-Free Money Fund                    Investors Michigan Municipal Cash Fund
Scudder U.S. Treasury Money Fund               Investors New Jersey Municipal Cash Fund
Scudder Cash Reserves Fund                     Investors Pennsylvania Municipal Cash Fund
Cash Account Trust                             Tax-Exempt New York Money Market Fund
     Money Market Portfolio                Tax-Exempt California Money Market Fund
     Government Securities Portfolio       Zurich Money Market Fund
     Tax-Exempt Portfolio                  Zurich Government Money Fund
Cash Equivalent Fund                       Zurich Tax-Free Money Fund
     Money Market Portfolio                Zurich YieldWise Money Fund
     Government Securities Portfiolo       Zurich YieldWise Government Money Fund
    Tax-Exempt Portfolio                   Zurich YieldWise Municipal Money Fund
Investors Cash Trust
    Government Securities Portfolio
    Treasury Portfolio


On September 14, 2001, shareholders of the above-listed funds may purchase and redeem shares until 2:00 p.m. Eastern standard time, subject to the terms and conditions set forth in each fund's prospectus. Each fund will calculate its share price at 2:00 p.m. Eastern standard time. Exchanges between funds will not be allowed until all funds are open for business as defined in the funds' prospectuses.



September 14, 2001